EXHIBIT 99

Slide Package

Slide 1 - Title

Investing in Chesapeake

Slide 2 - Forward-looking Statement

This presentation includes forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Changes in the following important factors, among others, could cause Chesapeake's actual results to differ materially from those expressed in the forward-looking statements: competitive products and pricing; production costs (particularly for raw materials such as folding carton, corrugated box and display materials); fluctuations in demand; governmental policies and regulations affecting the environment; interest rates; currency translation movements; and other risks that are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission.

Slide 3 - Conference Theme

"Shareholder value. . . focused versus diversified business lines."

Slide 4 - Focused Strategy

-Specialty packaging

-Targeted markets

-Defensible market positions

-Global arena

Broaden Product Capability and Geographic Coverage in Target Markets

Slide 5 - Key Markets

(Chart)

X Axis - Degree of Sophistication/Differentiation from Low to High

Y Axis - Growth Rate from Low to High

Integrated Producers at the low degree of sophistication/differentiation to Specialty Converters at high degree of sophistication/differentiation and high growth rate with the following key markets (and relative position on chart)-

Low Sophistication/Differentiation and Low Growth Markets:

Soap and Detergent

Dry Food

Auto

Low Sophistication/Differentiation and Moderate Growth:

Wet Food

Beverages

Moderate Sophistication/Differentiation and Moderate Growth:

Specialty Chemicals

Confectionery

High Sophistication/Differentiation and Low Growth:

Tobacco

Fine Spirits

High Sophistication/Differentiation and High Growth:

Pharma/Healthcare

Technology/Multimedia

Slide 6 - Current Sectors Served

(Pie Chart)

Land - 2%

Multimedia-technology - 3%

Specialty chemical - 4%

Other - 4%

Cosmetics - 6%

Spirits - 7%

Confectionery - 10%

Tobacco - 12%

Food/beverage - 25%

Pharma-healthcare - 27%

2000 Pro Forma - $800 Million

Slide 7 - Paperboard Packaging

-Products: folding cartons, leaflets, labels, rigid set-up boxes, vacuum-formed packaging, transparent packaging

-Recently integrated Field-Boxmore Healthcare, First Carton and Green Printing

-Primary markets: pharma/healthcare, technology, liquor/spirits, tobacco, confectionery, cosmetics

-2000 Pro Forma revenues $680 million

Map of US and Europe with one site in the US and forty sites in Europe

Slide 8 - Pharmaceutical Packaging

-Global demand growing by 6-8% annually

-Population growth

-Aging of population

-New technology/New regulations

-Product packaging evolution

-Rationalization of suppliers

-"Patient pack" initiative

-Package, label, leaflet combination

-Growth in OTC pharmaceuticals

Slide 9 - Pharma-Healthcare - Customers

-American Home Products (Wyeth Labs)

-AstraZeneca

-Becton Dickinson

-Boots

-GlaxoSmithKline

-Merck

-3M Healthcare

-Pharmacia & Upjohn

-Schering-Plough

Slide 10 - Premium Branded Packaging

-Estimated real volume growth of 3 to 4%

-Importance of brand image and brand awareness

-Value at retail

-Desire for multi-material packaging

-Demand for global sourcing and one-stop shopping

Slide 11 - Fine Spirits - Customers

-Allied Domecq

-John Dewar

-MacDonald & Muir

-Pernod Ricard

-UDV

-William Grant

Slide 12 - Confectionery - Customers

-Bendicks

-Cadbury

-Kraft Jacob Suchard

-Mars

-Nestle

-Thorntons

Slide 13 - Multimedia and Technology Packaging Market

-Worldwide market for computer equipment and packaged software projected to grow 7-10%

-Brand awareness & retail presence more important

-Need for innovative product protection

-Demand for global sourcing

Slide 14 - Multimedia-Technology

-Epson

-IBM

-Iomega

-Lexmark

-Verbatim

Slide 15 - Tobacco Packaging

-Far East volumes slowly recovering

-Declining European sales, but strong growth in Eastern Europe, Latin America

-Increasing restrictions on advertising

-Move from soft pack to hard lid box

-Tobacco industry and supply base consolidation

Slide 16 - Tobacco - Customers

-British American Tobacco

-Gallaher

-Altadis

Slide 17 - Plastic Packaging

-Products: PET, HDPE plastic containers and closures

-Markets: Specialty chemicals, beverages, pharma/healthcare

-2000 Pro Forma revenues $100 million

Map of Europe with three sites, South Africa one site and China one site

Slide 18 - Specialty Chemicals

-Agrochemicals

-Herbicides

-Insecticides

-Fungicides

-Food Flavors/Beverage Concentrates

-Industrial

-Solvents

-Inks and Coatings

-Do-it-yourself

Slide 19 - Specialty Chemicals Sector

-Technically sophisticated quality packaging

-Demand for effective barrier properties

-UN Certification

-Demand for global sourcing

Slide 20 - Specialty Chemicals - Customers

-Akzo Nobel

-Coca-Cola

-Dow Agrosciences

-DuPont de Nemours Agro

-Monsanto Agricultural

-Syngenta

Slide 21 - Beverages Sector

-Dominant positions in high growth local niche markets

-Strong partnerships with key customers

-Innovative technical capability provides a platform for competitive advantage in specialty chemicals and pharmaceutical

Slide 22 - Title

Financial Overview

Slide 23 - Discontinued Operations

-Chesapeake Display and Packaging

-Chesapeake Packaging ("Brown Box")

-Color-Box Joint Venture (46% interest)

-Consumer Promotions International

Slide 24 - Benefits of Planned Sales

-Provides a clear picture of the health and profitability of continuing businesses.

-Allows us to substantially reduce debt and increase profitability.

-Accelerates repositioning and focus as a specialty packaging company.

Slide 25 - Bottom Line

-Continuing operations are well positioned and performing well.

-Capital intensity and cyclicality has been reduced.

-Profitability and cash flow has significantly improved.

-Inherent value of continued businesses can now be clearly seen.

Slide 26 - Financial Highlights
($ millions)	1996	Pro forma 2000
Sales	$1,160	$800

EBIT	81	68
% of Sales	7%	8%

EBITDA	168	132
% of Sales	14%	17%

Capital Spending	176	60
% of Sales	15%	7%

Slide 27 - Pro Forma Net Sales

(Bar Graph)

Pro Forma Net Sales from Continuing Operations in Millions:

1998 - $770

1999 - $809

2000 - $801

Slide 28 - Pro Forma EBIT

(Bar Graph)

Pro Forma EBIT from Continuing Operations

Before Nonrecurring Items in Millions:

1998 - $44

1999 - $55

2000 - $68

Slide 29 - Pro Forma EBITDA

(Bar Graph)

Pro Forma EBITDA from Continuing Operations

Before Nonrecurring Items in Millions:

1998 - $105

1999 - $123

2000 - $131

Slide 30 - Income from Continuing Operations

(Bar Graph)

Income from Continuing Operations per Share:

1999 - $0.89

2000 - $0.99

Slide 31 - Capital Structure
($ millions)	12/31/00	3/31/01
Net Debt	651	406

Deferred Taxes	226	38

Shareholders' Equity	349	445

Total Capital	1,226	889

Net Debt/Capital	53%	46%

Slide 32 - Financial Outlook 2001 Continuing Operations
Revenues	$820-870 million

EBITDA	$130-140 million

Capital Spending	$50-60 million

Depreciation	$50-55 million

Amortization	$15 million

Net Income	$1.20-1.40/share

Note: As of latest financial guidance provided with 1st quarter earnings release 4/20/01.

Slide 33 - Cash EPS
	1999	2000	2001
EPS(1)	.89	.99	1.20-1.40

Cash EPS(2)	1.12	1.72	2.20-2.40
  For continuing operations and before nonrecurring items.
  EPS adjusted for amortization of goodwill.

Slide 34 - Management Priorities

-Operational excellence

-Strengthen balance sheet

-Tap synergies and cost reduction opportunities

Slide 35 - Summary

-Highly focused pure-play specialty packaging company

-Leadership positions in good businesses with sustainable competitive advantages

-Revenue growth from high-growth markets and expanding geography

Slide 36 - Title

Investing in Chesapeake